Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Strive Total Return Bond ETF (STXT)
Strive Enhanced Income Short Maturity ETF (BUXX)
(each, a “Fund” and together, the “Funds”)
each a series of EA Series Trust

Listed on the New York Stock Exchange

October 12, 2023

Supplement to the
Prospectus dated August 4, 2023

The information in this Supplement updates information in, and should be read in conjunction with, the Funds’ Prospectus.
Effective immediately, the Board of Trustees has elected to declare and distribute each Fund’s investment income, if any, to shareholders as dividends monthly, instead of quarterly as previously disclosed. As of result of this change, the section of the Prospectus titled Dividends and Distributions found on page 42 has been updated to the following:
Dividends and Distributions
Dividends and Distributions. Each Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends on a monthly basis. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
If you have any questions, please call (215) 882-9983.
Please retain this Supplement with your Prospectus for future reference.